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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 27, 2005





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-25620                  41-1459569
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.


                  On May 31, 2005, A.S.V., Inc. ("ASV") issued a press release announcing that Edgar Hetteen, Vice President and Secretary, had retired on May 27, 2005. Mr. Hetteen also chose not to stand for reelection to ASV's Board of Directors. In addition, the press release contained information regarding the election of Kenneth J. Zika to ASV's Board of Directors at ASV's annual shareholders meeting held May 27, 2005. Mr. Zika, retired Caterpillar Inc. ("Caterpillar") Corporate Controller and Treasurer, is the new Caterpillar designate to ASV's Board of Directors. Mr. Zika replaces Edward J. Rapp, who chose not to stand for reelection.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

Item 9.01         Financial Statements and Exhibits.


                  c.       Exhibits

                  The following exhibit is being furnished herewith

                  Exhibit      Description of Exhibit
                  -------      ----------------------

                   99          Press release dated May 31, 2005


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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 2005



                                               A.S.V., Inc.


                                               By: /s/ Gary Lemke
                                                   -----------------------------
                                                   Its:  Chief Executive Officer
                                                         -----------------------





                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------

             99       Press release dated May 31, 2005